NATIONWIDE FUND DISTRIBUTORS LLC

                                 CODE OF ETHICS


         Nationwide Fund Distributors LLC (the "Principal Underwriter", "NFD" or the "Firm") has adopted this Code of Ethics (the "Code"), in accordance with Rule 17j-1 (the "Rule") under the Investment Company Act of 1940, as amended, (the "Act") with respect to mutual fund Clients, and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act"), with respect to all other Clients. Rule 17j-1 and Rule 204A-1 are, collectively, referred to herein as the "Rules."

         The Rules makes it unlawful for certain employees in connection with the purchase or sale by such persons of securities held or to be acquired by any Client (defined below) within the Rules' scope:

         1.   to employ any device, scheme or artifice to defraud such Client;

         2. to make to the Client any untrue statement of a material fact or omit to state to a Client a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

         3. to engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon such Client; or

         4.   to engage in a manipulative practice with respect to such Client.

         While affirming its confidence in the integrity and good faith of all of its employees, officers, directors and Advisory Persons (as defined below), the Firm recognizes that certain personnel have or may have knowledge of present or future portfolio transactions and, in certain instances, the power to influence portfolio transactions made by Clients. Furthermore, if such individuals engage in personal Covered Securities transactions, these individuals could be in a position where their personal interests may conflict with the interests of Clients. Accordingly, this Code is designed to prevent conduct that could create an actual or potential conflict of interest with any Client.

A.   DEFINITIONS

     1) "Access Person" means any director, officer, Advisory Person of NFD as well as any other person that the Chief Compliance Officer ("CCO") determines to be an Access Person. An Access Person shall not include any person who the CCO determines to be an Exempt-Access Person. The CCO maintains records of the status of all relevant persons under the Code, and will inform each such person about that person's status as necessary.

     2)  "Advisory Affiliate" means Nationwide Fund Advisors.

     3)  "Advisory Person" means:

         (a) any employee of NFD (or of any company in a control relationship to NFD) who, in connection with his or her regular functions or duties, makes, participates in, has access to or obtains


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              information regarding the purchase or sale of a Covered Security by a Client, or whose functions relate to the making of any recommendations with respect to such purchases or sales; or

         (b) any natural person in a control relationship to NFD who obtains information concerning recommendations made to a Client with regard to the purchase or sale of Covered Securities by the Client.

     4) "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is considered a "beneficial owner" as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, which generally speaking, encompasses those situations where the beneficial owner has or shares the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in Covered Securities.

         A person is normally regarded as the beneficial owner of Covered Securities with respect to:

         (a) Covered securities that are held by the individual or by members of the individual's immediate family sharing the same household (including, but not limited to a husband, wife, domestic partner, minor child or relative); or

         (b) The person's interest in Covered Securities held in a discretionary or trust account; or

         (c) The person's right to acquire equity Covered Securities through the exercise or conversion of stock options, warrants or convertible debt, whether or not presently exercisable; or

         (d) All other Covered Securities held in any other account for which the person has investment discretion or authority.

     5) "Chief Compliance Officer" or "CCO" means the Chief Compliance Officer of NFD or the CCO's designee, as applicable.

     6) "Client" means any investment company registered under the Act or any series of a registered investment company for whom NFD acts as distributor or principal underwriter.

     7) "Control" shall have the same meaning as set forth in Section 2(a)(9) of the Act.

     8)  "Covered Person" means any Access Person or Exempt-Access Person.

     9) "Covered Security" means a security as defined in Section 2(a)(36) of the Act, except that it shall not include direct obligations of the United States government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of money market funds, shares of registered open-end investment companies, (other than Reportable Funds as defined in A(15)) and shares of unit investment trusts that are exclusively invested in one or more open-end Funds that are not Reportable Funds. "Fund" means an investment company registered under the Act.


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     10) "Exempt-Access Persons." NFD's officers, directors, and other related persons are presumed to be Access Persons for purposes of the Rules. However, certain persons, such as certain officers, directors of NFD, or other persons, such as temporary employees, often do not have actual access to investment or portfolio information or participate in the recommendation process.

         Where the CCO has determined that the relevant director, officer, or temporary employee: (1) does not meet the definition of "Advisory Person;" (2) does not otherwise have access to non-public information with respect to Client holdings, transactions or securities recommendations; and (3) is not involved in the recommendation process, the CCO may determine to treat such person as an "Exempt-Access Person" for purposes of this Code.

         Exempt-Access Persons must, prior to being so designated and at least annually thereafter, certify to the CCO, in the form attached as Exhibit H, as to the relevant facts and circumstances that formed the basis of the CCO's above-described determination.

     11) "Investment Personnel" means

         (a) any Portfolio Manager acting on behalf of NFD, as well as any other person such as a securities analyst and/or trader acting on behalf of NFD (or of any company in a control relationship to NFD) who, in connection with his or her regular functions or duties, makes or participates in the making of recommendations regarding a Client's purchase or sale of securities (including analysts providing information and advice to Portfolio Managers or persons effecting the execution of a Portfolio Managers' decisions), or

         (b) any natural person who controls NFD and who obtains information concerning recommendations to a Client regarding the purchase or sale of securities by a Client.

     12) "Market Timing" shall mean the purchasing and selling of Fund shares on a short-term basis and in a manner that is contrary to the policy of the Fund as disclosed in its then-current prospectus.

     13) "Portfolio Managers" mean those individuals who, in connection with their regular duties, are entrusted with the direct responsibility and authority to make investment decisions affecting any Client.

     14) "Principal Underwriter" shall have the meaning set forth in Section 2(a)(2) of the Act.

     15) "Purchase or sale of a Covered Security" includes, among other things, the writing of an option to purchase or sell a Covered Security.

     16) "Reportable Fund" means

         (a) any series of Nationwide Mutual Funds or Nationwide Variable Insurance Trust (collectively, the "Trusts");

         (b) any Fund for which an Advisory Affiliate serves as an investment adviser, or


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         (c)  any Fund whose investment adviser (including sub-advisers) or
              Principal Underwriter controls, is controlled by, or is under common control with any Advisory Affiliate.

     17) "Reporting Person" means any Access Person and any Exempt-Access
         Person.

     18) "Security held or to be acquired" by a Client means any Covered Security which, within the most recent 15 calendar days,

         (a)  is or has been held by a Client;

         (b)  is being or has been considered for purchase by a Client; or

         (c) any option to purchase or sell any Covered Security that is convertible into or exchangeable for a Covered Security described in subparts (a) and (b) of this definition.


B.   STATEMENT OF GENERAL PRINCIPLES AND STANDARD OF CONDUCT

     It is the duty of all COVERED PERSONS to place the interests of NFD's Clients first at all times. Consistent with that duty, all Covered Persons of NFD must (1) conduct all personal Covered Securities transactions in a manner that is consistent with this Code; (2) avoid any actual or potential conflict of personal interest with the interests of NFD's Clients; (3) adhere to the fundamental standard that they should not take inappropriate advantage of their positions of trust and responsibility; (4) safeguard material non-public information about Client transactions including disclosure of portfolio holdings; and (5) comply with all federal securities laws.

     This Code applies to transactions in Covered Securities for the accounts of all COVERED PERSONS and any other accounts in which they have any beneficial ownership. It imposes certain investment restrictions and prohibitions and requires the reports set forth below. IF COVERED PERSONS BECOME AWARE OF MATERIAL NON-PUBLIC INFORMATION OR IF A CLIENT IS ACTIVE IN A GIVEN COVERED SECURITY, SOME PERSONNEL MAY FIND THEMSELVES "FROZEN" IN A POSITION. THE FIRM WILL NOT BEAR ANY LOSSES IN PERSONAL ACCOUNTS RESULTING FROM THE IMPLEMENTATION OF ANY PORTION OF THE CODE.

C.   GENERAL PROHIBITIONS

     1) All COVERED PERSONS shall keep all information pertaining to Clients' portfolio transactions and holdings confidential. No person with access to Covered Securities holdings, recommendations or pending securities transactions and holdings should disclose this information to any person, unless such disclosure is made in connection with his or her regular functions or duties. Special care should be taken to avoid discussing confidential information in circumstances, which would disclose this information to anyone who would not have access to such information in the normal course of events.

     2) No COVERED PERSON shall utilize information concerning prospective or actual portfolio transactions in any manner that might prove detrimental to the interests of a Client.


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     3)  No COVERED PERSON shall purchase, sell, or exchange shares of any series of a Fund while in possession of material non-public information concerning the portfolio holdings of any series of the Fund.

     4) No COVERED PERSON shall use his or her position for his or her personal benefit or attempt to cause a Client to purchase, sell or hold a particular Covered Security when that action may reasonably be expected to create a personal benefit for the Covered Person.

     5) No COVERED PERSON shall selectively disclose "non-public" information concerning the portfolio holdings of any Client to anyone who does not have a legitimate business need for such information that is consistent with the interests of NFD's Client accounts, and the Funds' Portfolio Holdings Disclosure Policy.

     6) No COVERED PERSON shall engage in any act, practice or course of conduct, which would violate applicable provisions of the Rules.

     7) No COVERED PERSON shall engage in, or help others engage in, Market Timing in the series of the Trusts, or any other shares of Funds that have a policy against Market Timing. This prohibition does not apply to short-term transactions in money market funds, unless these transactions are part of a Market Timing strategy of other Funds, nor does it apply to contributions to a 401(k) program or an automatic reinvestment program. However, this program does apply to internal transfers within a 401(k) program to the extent such transactions violate a Fund's policy against Market Timing. Any profits derived by a Covered Person as a result of such impermissible Market Timing may be subject to disgorgement at the discretion of the CCO.

     8) No COVERED PERSON shall engage in, or help others engage in, late trading of Funds for any purpose. Late trading is defined as entering or canceling any buy, sell, transfer, or change order after the close of the regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern Time) or such other time designated in a Fund's prospectus as the timing of calculation of the Fund's net asset value.

D.   PERSONAL TRADING RESTRICTIONS

         A Reporting Person that is subject to another code of ethics adopted pursuant to the Rule shall be excluded from the personal trading restrictions described below, so long as certain conditions are met, as stated within Section F.

     1)  SHORT SELLING AND MARGIN ACCOUNTS

         ACCESS PERSONS are not permitted to enter into short sales or trade on margin.

     2)  INITIAL PUBLIC OFFERINGS ("IPOS")

         ACCESS PERSONS are generally prohibited from acquiring any Covered Securities in an IPO. Access Persons may, however, request and receive approval to participate in an IPO in certain limited circumstances. In approving any such request, the onus for substantiating and documenting


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         compliance with the Code rests on the individual seeking approval.
         Notwithstanding submission of substantiating documentation, approval may be withheld if reviewing Compliance personnel believe that an actual or potential conflict of interest exists with respect to any Client. Approval to invest in an IPO shall be valid for the period of time stated in the approval, but may be withdrawn at any time prior to the Access Person's purchase in an IPO.

     3)  PRIVATE PLACEMENTS

         ACCESS PERSONS investing in private placements of any kind must obtain PRIOR WRITTEN APPROVAL from the Chief Investment Officer (CIO) or person or persons acting in such capacity, and the CCO. In determining whether to grant such prior approval, both the CIO and the CCO shall determine (among other factors) whether the investment opportunity should be reserved for a Client(s), and whether the opportunity is being offered to the individual by virtue of his or her position with NFD. Access Persons, who have been authorized to acquire Covered Securities in a private placement must disclose such investment when they are involved in, or have knowledge of, any subsequent consideration of an investment by a Client in that issuer. In such circumstances, the CIO or his designee with no personal interest in the particular issuer shall independently review the Client's decision to purchase that issuer's Covered Securities.

         All ACCESS PERSONS requesting private placement approval must complete a Private Placement Approval Request Form (see EXHIBIT E of this Code) and submit the form with supporting documentation to the CCO or his designee. Approval to invest in a private placement shall be valid for the period of time stated in the approval, but may be withdrawn at any time prior to the Access Person's purchase in the private placement.

         New Access Persons must disclose pre-existing private placement securities on their Initial Holdings Report, and must complete and return to the CCO, the Private Placement Approval Request Form (EXHIBIT E of the Code) for review by the CIO and CCO. Access Persons may be required to liquidate/terminate their investment in a private placement if deemed by the CIO and CCO to be a conflict of interest.

     4)  COVERED SECURITIES SUBJECT TO AN EMBARGO

         ACCESS PERSONS are not permitted to deal in any Covered Security upon which the Firm has placed, for any reason, an embargo.

     5)  CLIENT WITH PENDING ANNOUNCEMENT OF RESULTS

         ACCESS PERSONS should not deal in the Covered Securities of a Client in the two-month period prior to the announcement of interim figures or the preliminary announcement of annual figures.

     6)  PRE-CLEARANCE

         All ACCESS PERSONS are required to pre-clear transactions in all Covered Securities, including certain transactions in Reportable Funds, (excluding those securities exempted under Section D(9), money market funds, and Reportable Funds if purchased through an automatic contribution or reinvestment program (such as a 401(k) contribution)

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         provided that the initial position is disclosed on the Initial Holdings
         Report or the initial acquisition of such security is pre-cleared).

         Requests for pre-clearance should be made in writing via E-mail to the Firm's Compliance mailbox. Pre-clearance requests must include the type of transaction (e.g., buy or sell), the security name, security symbol / CUSIP, the number of shares (or investment amount), the brokerage account name and account number.

         TRANSACTIONS SHOULD NOT BE PLACED FOR EXECUTION UNTIL PRE-CLEARANCE APPROVAL HAS BEEN RECEIVED. Pre-clearance approval is good only for the day received; therefore, orders should be placed as market or day limit orders.

         If for any reason the trade is not executed on the day on which pre-clearance approval is received, the Access Person must submit a new request and receive approval prior to placing any subsequent order.

     7)  30 DAY HOLDING PERIOD

         ALL ACCESS PERSONS must maintain any position in a Reportable Fund, with the exception of money market funds, for at least thirty (30) calendar days before they can be sold or exchanged. Exceptions to this policy will be considered in hardship situations, but must be approved in writing, in advance by the CCO or the CCO's designee.

         Additionally, INVESTMENT PERSONNEL shall not profit from the purchase and sale, or sale and purchase, of the same (or equivalent) Covered Securities within thirty (30) calendar days. Trades made in violation of this policy should be unwound, if possible. Investment Personnel are responsible for monitoring their own trading activities to comply with the 30-Day Holding Period requirement. Any violation of the foregoing restriction may result in disgorgement of all profits from the transactions, as well as, other possible sanctions. For purposes of this section, calculation of profits will be based on a "last-in, first-out" (LIFO) basis.

     8)  BLACKOUT PERIOD

         (a)  SAME DAY

              ACCESS PERSONS are prohibited from executing any personal Covered Securities transaction, excluding transactions in Reportable Funds, on a day when a Client has a pending buy or sell order in that same Covered Security.

         (b)  SEVEN DAY

              All INVESTMENT PERSONNEL are prohibited from executing any personal Covered Securities transactions, excluding transactions in Reportable Funds, within seven (7) calendar days before or after the day any Client trades in that Covered Security.


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         (c)  Trades made in violation of these blackout periods should be unwound, if possible. Any violation of the foregoing restrictions may result in disgorgement of all profits from the transactions, as well as other possible sanctions.

     9)  EXEMPTED TRANSACTIONS

         The prohibitions of Section (D)(6) Pre-Clearance, (D)(7) 30-Day Holding Period, and (D)(8) Blackout Period, of this Code shall not apply to:

         (a) Purchases or sales effected in any account over which the Access Person or Investment Personnel has no direct or indirect influence, control or investment discretion or authority;

         (b) purchases or sales which are non-volitional(1) on the part of the Access Person, Investment Personnel or a Client;

         (c) subsequent purchases which are made through an automatic dividend reinvestment or automatic direct purchase plan;

         (d) purchases effected upon the exercise of rights issued by an issuer pro-rata to all holders of a class of its Covered Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

         (e) purchases or sales effected by an Advisory Affiliate on behalf of a hedge fund or other Client accounts managed by such Advisory Affiliate; or

         (f) purchases or sales of the securities listed on EXHIBIT D of the Code.


     10) GIFTS

         No COVERED PERSON shall seek or accept anything of more than de minimis value, either directly or indirectly, from broker-dealers or other persons, which to the actual knowledge of the Access Persons, do business or might do business with a Client or the Firm. For purposes of this provision, the following gifts will not be considered to be in violation of this section: (a) an occasional meal; (b) an occasional ticket to a sporting event, the theater or comparable entertainment; and (c) other gifts of nominal cost.


------------
1 Non-volitional purchases or sales include those transactions, which do not involve a willing act or conscious decision on the part of the director, officer or employee. For example, shares received or disposed of by Access Persons or Investment Personnel in a merger, recapitalization or similar transaction are considered non-volitional.


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     11) BOARD OF DIRECTORS

         INVESTMENT PERSONNEL are prohibited from serving on the boards of directors of publicly traded companies, absent receiving prior authorization from the CCO. Such authorization should be based upon a determination that the board service would be consistent with the interests of Clients. Where service on a board of directors is authorized, Investment Personnel serving as directors should be isolated from those making investment decisions regarding the company through "Chinese Wall" procedures.

E.   MARKET TIMING

     All COVERED PERSONS are expected to read and understand the definition of "Market Timing" (Section A(11)) and adhere to the Code's specific requirements in this regard. Market Timing is prohibited in any Fund; if it is determined that personal trading activities violate these restrictions, the Firm reserves the right to impose such sanctions as deemed appropriate.

     To ensure that the Code's requirements are met and to comply with the Securities and Exchange Commission's ("SEC") objective for enhanced disclosure, all Access Persons must report on a quarterly basis to the CCO certain transactions in Reportable Funds (excluding money market funds) in ALL ACCOUNTS FOR WHICH AN ACCESS PERSONS HAS BENEFICIAL OWNERSHIP. On-going purchases made through an automatic contribution or reinvestment program (such as a 401k contribution) are not required to be reported provided that the initial position has been disclosed or reported on the Initial Holdings Report, Quarterly Transaction Report and / or the Annual Holdings Report.

     All sales, all exchanges and all new purchases in Reportable Funds must be disclosed on a quarterly basis by all Access Persons.

     ACCESS PERSONS must read, complete and return EXHIBIT F of the Code which acknowledges and permits the CCO or his designee to monitor activity in any Nationwide benefit plan, including 401(k) activities and other Nationwide non-qualified deferred compensation benefit plans. New 401(k) participants must disclose in writing their enrollment in the Nationwide Savings Plan to the CCO by completing and returning EXHIBIT F of the Code.

F.   REPORTING, DISCLOSURE INFORMATION AND CERTIFICATION REQUIREMENTS

     So long as a Reporting Person is subject to another code of ethics adopted pursuant to the Rule such Reporting Person shall be excluded from reporting, filing and certification requirements of this Section F, provided that such registered investment adviser (i) certifies to NFD that its code of ethics was adopted pursuant to the Rules, and is sufficient to satisfy the requirements of the Rules; and (ii) agrees to provide NFD (a) at least once per year, upon request, a written report that describes any issues that arose during the previous twelve months under the adviser's code of ethics, including any material violations, and any resulting sanctions, (b) an immediate report of all material violations of such code of ethics by any person who is a NFD Covered Person, and (c) prompt written notice of all material amendments to such code of ethics.


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     1)  INITIAL HOLDINGS REPORTS

         All ACCESS PERSONS shall disclose all personal Covered Securities holdings to the CCO or his designee. The Initial Holdings Report shall be made on the form attached as EXHIBIT A and shall contain the following information:

         (a) the name of the security, security symbol or CUSIP, type of security, number of shares and principal amount of each Covered Security and type of interest (direct or indirect) in which the Access Person had beneficial ownership when the person became an Access Person;

         (b) the name of any broker, dealer, bank, plan administrator or other institution with whom the Access Person maintained an account and the account number in which any Covered Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person;

         (c) the date that the report is submitted by the Access Person and the date as of which the information is current; and

         (d) a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Covered Security to which the report relates.

         New Access Persons are required to submit an Initial Holdings Report no later than 10 days after the person becomes an Access Person. All Initial Holdings Reports shall provide information that is current as of a date no more than 45 days before the Initial Holdings Report is submitted.

     2)  QUARTERLY REPORTS

         (a) All ACCESS PERSONS shall report to the CCO or his designee, the information described in Sub-paragraph (2)(b) of this Section with respect to transactions in any Covered Security in which such person has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership in the Covered Security. As discussed below in Section F(8), Exempt-Access Persons may be required to make Quarterly Reports under certain circumstances.

         (b) Reports required to be made under this Paragraph (2) shall be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected. All ACCESS PERSONS shall be required to submit a report for all periods, including those periods in which no Covered Securities transactions were effected. A report shall be made on the form attached hereto as EXHIBIT B or on any other form containing the following information:

              (i) the date of the transaction, the name of the Covered Security, security symbol or CUSIP, the interest rate and maturity date (if applicable), the number of shares, and the principal amount of each Covered Security involved;

              (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

              (iii) the price at which the transaction was effected;


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              (iv)  the name of the broker, dealer, bank, plan administrator or other institution with or through whom the transaction was effected and the account number where security is held; and

              (v)   the date the report is submitted.

         (c) Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Covered Security to which the report relates.

         (d) All ACCESS PERSONS shall direct their brokers to supply duplicate copies of all monthly brokerage statements (excluding confirmations) for all Covered Securities held in any accounts in which the Access Person is a Beneficial Owner to the CCO or his designee on a timely basis. Duplicate copies of the Nationwide 401(k) Savings Plan or other Nationwide deferred compensation program statements do not need to be sent; however the Compliance Department reserves the right to modify this exception or request such information on an ad-hoc basis.

         (e) With respect to any new account established (see Section F(5)) by the Access Person in which any Covered Securities were held during the quarter for the direct or indirect benefit of the Access Person, the Access Person shall report the following information:

              (i) the name of the broker, dealer, bank, plan administrator or other institution with whom the Access Person established the account;

              (ii)  the date the account was established; and

              (iii) the date the report is submitted.

     3)  ANNUAL HOLDINGS REPORTS

         (a) All ACCESS PERSONS shall disclose all personal Covered Securities holdings on an annual basis on the Form attached as EXHIBIT C within 30 days after the end of the calendar year. All Annual Holdings Reports shall provide information on personal Covered Securities holdings that is current as of a date no more than 30 days before the Annual Holdings Report is submitted. Such Annual Holdings Reports shall contain the following information:

              (i) the name of the security, security symbol or CUSIP, number of shares and principal amount of each Covered Security and type of interest (direct or indirect) in which the Access Person has beneficial ownership;

              (ii) the name of any broker, dealer, bank, plan administrator or other institution with whom the Access Person maintains an account and the account number in which any Covered Securities are held for the direct or indirect benefit of the Access Person;

              (iii) the date that the report is submitted by the Access Person and the date as of which the information is current; and


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              (iv)  a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Covered Security to which the report relates.

     4)  CERTIFICATION OF COMPLIANCE WITH THE CODE OF ETHICS

         All COVERED PERSONS shall be provided with a copy of this Code and any amendments, hereto, and all Covered Persons shall certify annually that:

         (a) they have received, read and understand the Code and recognize that they are subject to its provisions;

         (b) to the extent applicable, they have complied with the requirements of the Code; and

         (c) they have reported all personal Covered Securities transactions required to be reported pursuant to the requirements of the Code.

         Access Persons may make such acknowledgement on their Initial Holdings Reports.

     5)  PERSONAL BROKERAGE ACCOUNTS

         No ACCESS PERSON shall open a personal brokerage account directly or indirectly without obtaining prior authorization from the CCO or his designee. A New Account Request Form (copy attached as EXHIBIT G) must be completed and submitted to the CCO or his designee for approval in advance of opening a new account.

         All ACCESS PERSONS shall provide Compliance personnel with a listing of all brokerage accounts in which the Access Person has a direct or indirect interest upon commencing employment and on an annual basis thereafter. These reports may be made using EXHIBITS A OR C, as applicable.

         No ACCESS PERSONS shall request or receive financial benefit or special dealing benefits for any personal brokerage account, which are not made available to the general public on the same terms and conditions.

     6)  REVIEW OF REPORTS AND NOTIFICATION

         The Firm will appoint Compliance personnel to review all brokerage account statements and Initial, Quarterly and Annual Holdings Reports to detect conflicts of interest and abusive practices. In addition, the CCO or his designee shall notify each Covered Person as to the extent to which he or she is subject to the reporting requirements provided under this Code and shall deliver a copy of this Code to each Covered Person upon request.

     7)  RESPONSIBILITY TO REPORT

         The RESPONSIBILITY for reporting is imposed on each REPORTING PERSON required to make a report to ensure that the Compliance Department is in receipt of TIMELY AND COMPLETE REPORTS. Efforts on behalf of the Reporting Person by other services (e.g., brokerage firms) DO NOT

NFD CODE OF ETHICS
MAY 18, 2007

         CHANGE OR ALTER THE REPORTING PERSON'S RESPONSIBILITY. Late reporting is regarded as a direct violation of this Code and will be treated accordingly. Individuals who neglect their responsibility for appropriate reporting as defined in Sections F(1), (2), (3), (4) and
         (5) of this Code will be subject to sanctions including suspension of pre-clearance privileges, fines, and, in appropriate cases, termination, and will be given written notice of the violation, which will be submitted to the Board of Trustees of the Trusts(collectively the "Board") for review and possible further disciplinary action.

     8)  REQUIREMENTS FOR EXEMPT-ACCESS PERSONS

         a) In addition to the Certification of Compliance described under Section F(4), Exempt-Access Persons must, prior to being designated as such and not less frequently than once per calendar year thereafter, provide to the CCO, a certification in the form attached as Exhibit H.

         b) Once designated by the CCO as an Exempt-Access Person, the individual is exempt from the Initial and Annual Holdings Reports. Exempt-Access Persons must submit to the CCO a Quarterly Transaction Report in the form attached as Exhibit B not later than ten (10) days after the end of each calendar quarter with respect to any Covered Securities transaction occurring in such quarter ONLY IF such person knew at the time of the transaction or, in the ordinary course of fulfilling his or her official duties, should have known that, during the 15-day period immediately before or after the date of the Covered Securities transaction, a Client account purchased or sold the Covered Security. Any such report must be accompanied by an explanation of the circumstances which necessitated its filing.

              Any Exempt-Access Person who obtains or seeks to obtain information which, under the relevant Rules, would suggest that the individual should be treated as an Access Person must promptly inform the CCO of the relevant circumstances and, unless notified to the contrary by the CCO, must comply with all relevant Code requirements applicable to Access Persons UNTIL SUCH TIME AS THE CCO DETERMINES THAT REVERSION TO EXEMPT-ACCESS PERSON STATUS IS APPROPRIATE

G.   REPORTING OF VIOLATIONS TO THE BOARD

     All COVERED PERSONS shall promptly report any possible violations of this Code to the CCO. The CCO shall timely report all material violations of this Code to NFD's Senior Executives, committees, Board and the boards of Clients of NFD or its Advisory Affiliates as appropriate.

H.   BOARD APPROVAL

     1) The CCO submitted an initial copy of this Code to the Board by September 1, 2000. The CCO shall submit any material amendments to the Code no later than six months after adoption of such amendments.

     2) NFD is further required to obtain approval from each Fund Client for any material changes to this Code within six (6) months of any such change.


NFD CODE OF ETHICS
MAY 18, 2007

I.   ANNUAL REPORTING OF NFD TO INVESTMENT COMPANY CLIENTS

     NFD shall prepare a written annual report relating to its Code to the board of each Client for which it acts as principal underwriter. Such annual report shall:

     1) summarize existing procedures concerning personal investing and any material changes in the procedures made during the past year;

     2) identify any material violations requiring significant remedial action during the past year;

     3) identify any recommended changes in the existing restrictions or procedures based upon experience under its Code, evolving industry practices or developments in applicable laws or regulations; and

     4) certify that NFD has adopted procedures reasonably necessary to prevent Access Persons from violating its Code.

J.   SANCTIONS

     Covered Persons are expected to observe the highest standards of professional conduct when conducting their business and may be held personally liable for any improper or illegal acts committed during their employment. Upon discovering a violation of the Code, the CCO and/or the Boards may impose such sanctions, as they deem appropriate, including, among other things, issuing a letter of censure, suspending or terminating the employment of the violator, or referring the matter to the appropriate regulatory or governmental authority.

     NFD IN ITS SOLE AND ABSOLUTE DISCRETION, RESERVES THE RIGHT TO DIRECT YOU TO CANCEL OR UNWIND ANY TRADE AT YOUR EXPENSE. FROM TIME TO TIME, YOU MAY ALSO HAVE YOUR POSITIONS FROZEN DUE TO POTENTIAL CONFLICTS OF INTEREST OR THE APPEARANCE OF IMPROPRIETY. NFD MAY, IN ITS SOLE AND ABSOLUTE DISCRETION, SUSPEND OR REVOKE YOUR TRADING PRIVILEGES AT ANY TIME.

     NFD's commitment to INTEGRITY AND ETHICAL BEHAVIOR remains constant. Every one of us, every day, must reflect the HIGHEST STANDARDS OF PROFESSIONAL CONDUCT AND PERSONAL INTEGRITY. Good judgment and the desire to do what is right are the foundation of our reputation.

     ANY SITUATION THAT MAY CREATE, OR EVEN APPEAR TO CREATE, A CONFLICT BETWEEN PERSONAL INTERESTS AND THE INTEREST OF THE FIRM OR ITS CLIENTS MUST BE AVOIDED. IT IS ESSENTIAL TO DISCLOSE ANY QUESTIONABLE SITUATIONS TO THE COMPLIANCE DEPARTMENT AS SOON AS SUCH SITUATION ARISES.

K.   GROUNDS FOR DISQUALIFICATION FROM EMPLOYMENT

     In addition to actions that may result in termination of employment as described above in Section J, pursuant to the terms of Section 9 of the Act, no person may become or continue to be an officer, director, Advisory Person or employee of the Firm without an exemptive order issued by the SEC, if such person:


NFD CODE OF ETHICS
MAY 18, 2007

     1) within the past ten years has been convicted of any felony or misdemeanor involving the purchase or sale of any security; or arising out of his or her conduct as an affiliated person, salesman or employee of any investment company, bank, insurance company or entity or person required to be registered under the Commodity Exchange Act; or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

     2)  is or becomes permanently or temporarily enjoined by any courts from:
         (i) acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, bank, transfer agent, or entity or a person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employees of any investment company, bank, insurance company or entity or a person required to be registered under the Commodity Exchange Act; or (ii) engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

         It is your obligation to immediately report any conviction or injunction falling within the foregoing provisions to the CCO.

L.   RETENTION OF RECORDS

     The Principal Underwriter must, at its principal place of business, maintain records in the manner and to the extent set out below and must make these records available to the SEC or any representative of the SEC at any time and from time to time for reasonable periodic, special or other examination:

     1)  A copy of this Code, or any Code of Ethics which within the past five
         (5) years has been in effect, shall be preserved in an easily accessible place;

     2) A record of any violation of this Code, and of any action taken as a result of such violation, shall be preserved in an easily accessible place for a period of not less than five (5) years following the end of the fiscal year in which the violation occurred;

     3) A copy of each report, certification or acknowledgement made by an Access Person pursuant to this Code shall be preserved for a period of not less than five (5) years from the end of the fiscal year in which it was made, the first two years in an easily accessible place;

     4) A list of all persons who are, or within the past five (5) years have been, required to make reports pursuant to this Code shall be maintained in an easily accessible place;

     5) A record of any decision, and the reasons supporting the decision, to approve the acquisition by Investment Personnel of Covered Securities in a private placement, as described in Section D(3) of this Code, for at least five (5) years after the end of the fiscal year in which the approval was granted; and

     6)  A copy of each annual report required under Section F for at least five
         (5) years after the end of the fiscal year in which it was made, the first two in an accessible place.

         All such records shall be maintained for at least the first two years in an easily accessible place as deemed appropriate by NFD.

         Date: Initially Adopted August 8, 2000 and Amended Effective July 1, 2001, November 29, 2001, December 31, 2001, February 1, 2005, and May 18, 2007.

NFD CODE OF ETHICS
MAY 18, 2007

                                                                       EXHIBIT A

                                 CODE OF ETHICS

                           INITIAL HOLDINGS REPORT (*)



PLEASE COMPLETE THE FOLLOWING CERTIFICATION, INCLUDING PART I AND PART II BELOW. YOU ARE REQUIRED TO LIST ALL COVERED SECURITIES AND ALL ACCOUNTS FOR WHICH YOU HAVE "BENEFICIAL OWNERSHIP", AS DEFINED IN SECTION A(3) IN THE CODE.

To the CCO:

1.   I hereby acknowledge receipt of the Code of Ethics

2. I have read and understand the Code and recognize that I am subject thereto in the capacity of an "Access Person".

3. I hereby certify that I have had no knowledge of the existence of a personal conflict of interest which may have involved any Client, such as an economic relationship between my personal securities holdings and securities held or to be acquired by any such Client.

4. As of my start date (date: ____________) I had a beneficial ownership in the following Covered Securities: (Attach additional sheets as necessary.)

PART I: COVERED SECURITIES

---------------------- ----------- ----------- -------------- -------------- -------------- -------------------- -------------------


                                                                Principal       Type of          Name of
                        Security                                Amount of      Interest      Institution Where
                        Symbol /    Type of      Number of       Covered      (direct or      Securities Are       Account Number
  Name of Security       CUSIP     Security       Shares        Security       indirect)           Held              Where Held
--------------------- ----------- ----------- -------------- -------------- -------------- -------------------- --------------------

--------------------- ----------- ----------- -------------- -------------- -------------- -------------------- --------------------

--------------------- ----------- ----------- -------------- -------------- -------------- -------------------- --------------------

--------------------- ----------- ----------- -------------- -------------- -------------- -------------------- --------------------

--------------------- ----------- ----------- -------------- -------------- -------------- -------------------- --------------------

--------------------- ----------- ----------- -------------- -------------- -------------- -------------------- --------------------

--------------------- ----------- ----------- -------------- -------------- -------------- -------------------- --------------------

--------------------- ----------- ----------- -------------- -------------- -------------- -------------------- --------------------

--------------------- ----------- ----------- -------------- -------------- -------------- -------------------- --------------------

--------------------- ----------- ----------- -------------- -------------- -------------- -------------------- --------------------

--------------------- ----------- ----------- -------------- -------------- -------------- -------------------- --------------------

--------------------- ----------- ----------- -------------- -------------- -------------- -------------------- --------------------

Print Name        _____________________________


NFD CODE OF ETHICS
MAY 18, 2007

PART II:  ACCOUNTS

5. As of my start date (INSERT DATE :___________) I had a beneficial ownership in the following accounts with the brokers, dealers, banks, plan administrators or other institutions listed below: (Attach additional sheets as necessary.)

  ---------------------------------------------- ---------------------- ---------------------- ---------------------------------
              Institution with Whom
               Account Maintained                   Account Number          Account Titlee         Relationship to Employee
  ---------------------------------------------- ---------------------- ---------------------- ---------------------------------
  ---------------------------------------------- ---------------------- ---------------------- ---------------------------------

  ---------------------------------------------- ---------------------- ---------------------- ---------------------------------

  ---------------------------------------------- ---------------------- ---------------------- ---------------------------------

  ---------------------------------------------- ---------------------- ---------------------- ---------------------------------


Additional information _____is _____ is not attached (please initial appropriate answer).



Signature:  ____________________________

Title:   _______________________________

Date Report Submitted: __________________


         (*) The requested information should be provided for all Covered Securities. Covered Securities are all securities EXCEPT direct obligations of the United States government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of money market funds, shares of registered open-end investment companies, other than Reportable Funds, and shares of unit investment trusts that are invested exclusively in one or more open end funds that are not Reportable Funds. Reportable Fund means (a) any series of Nationwide Mutual Funds or Nationwide Variable Insurance Trust; (b) any Fund for which an Advisory Affiliate serves as Investment Adviser; or (c) any Fund whose investment adviser (including sub-adviser) or Principal Underwriter controls, is controlled by, or is under common control of any Advisory Affiliate.

         Further, the above information is requested for all accounts/transactions over which you have any direct or indirect Beneficial Ownership. Please refer to Section A(4) "Beneficial Ownership" for a complete definition of a person who is regarded as the beneficial owner of Covered Securities.

         Please consult the Compliance Department if you have any questions as to the reporting requirements.




NFD CODE OF ETHICS
MAY 18, 2007

                                                                       EXHIBIT B

                   QUARTERLY SECURITIES TRANSACTIONS REPORT(*)
                For the Calendar Quarter Ended: ________________


To the CCO:

         During the quarter referred to above, the following transactions were effected in Covered Securities of which I had, or by reason of such transaction acquired, direct or indirect Beneficial Ownership, and which are required to be reported pursuant to the Code of Ethics adopted by the Firm (attach additional sheets as necessary).

[  ]     Please initial box if No transactions in Covered Securities were effected during this reporting period.

-------------- --------------- --------- ---------- ----------- --------- -------------- --------------- ------------ --------------
                                                    Interest                                Nature of
                                         Security   Rate &                  Principal      Transaction                 Institution
   Title of       Date of      No. of    Symbol /   Maturity    Security    Amount of      (Purchase,      Account    Through Whom
   Security     Transaction     Shares     CUSIP       Date      Price     Transaction    Sale, Other)     Number       Effected
-------------- --------------- --------- ---------- ----------- --------- -------------- --------------- ----------- ---------------

-------------- --------------- --------- ---------- ----------- --------- -------------- --------------- ----------- ---------------

-------------- --------------- --------- ---------- ----------- --------- -------------- --------------- ----------- ---------------

-------------- --------------- --------- ---------- ----------- --------- -------------- --------------- ----------- ---------------

-------------- --------------- --------- ---------- ----------- --------- -------------- --------------- ----------- ---------------

-------------- --------------- --------- ---------- ----------- --------- -------------- --------------- ----------- ---------------

-------------- --------------- --------- ---------- ----------- --------- -------------- --------------- ----------- ---------------

-------------- --------------- --------- ---------- ----------- --------- -------------- --------------- ----------- ---------------

-------------- --------------- --------- ---------- ----------- --------- -------------- --------------- ----------- ---------------

-------------- --------------- --------- ---------- ----------- --------- -------------- --------------- ----------- ---------------

-------------- --------------- --------- ---------- ----------- --------- -------------- --------------- ----------- ---------------

-------------- --------------- --------- ---------- ----------- --------- -------------- --------------- ----------- ---------------

-------------- --------------- --------- ---------- ----------- --------- -------------- --------------- ----------- ---------------

         This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the Covered Securities listed above.





Print Name:

                  ----------------------------------



NFD CODE OF ETHICS
MAY 18, 2007

                   QUARTERLY SECURITIES TRANSACTIONS REPORT(*)
               For the Calendar Quarter Ended: __________________


I hereby represent that I previously reported all brokerage accounts in which Covered Securities were held during the quarter referenced above for my indirect or direct benefit. I further understand that in compliance with the Code I must have copies of my monthly brokerage statements sent to the CCO and that I must report get approval to open any new account that can hold Covered Securities.

[  ]    Please initial box if NO new accounts in which in Covered Securities are held were opened this quarter.

         For all accounts established during the quarter, please complete the following:

-------------------------------- ---------------------- ------------------------ ------------------------------

Name of Institution with Whom                                 Date Account          Type of Interest (Direct
       Account is Held               Account Number           Established                or Indirect)
-------------------------------- ---------------------- ------------------------ ------------------------------
-------------------------------- ---------------------- ------------------------ ------------------------------

-------------------------------- ---------------------- ------------------------ ------------------------------

-------------------------------- ---------------------- ------------------------ ------------------------------

-------------------------------- ---------------------- ------------------------ ------------------------------

         Except as noted in this report, I hereby certify that I have no knowledge of the existence of any personal conflicts of interest which may involve any Client, such as the existence of any economic relationship between my transactions and Covered Securities held or to be acquired by any Client.

Signature:_________________________________

Title:   ___________________________________

Date Report Submitted:   _____________________


         (*) The requested information should be provided for all Covered Securities. Covered Securities are all securities EXCEPT direct obligations of the United States Government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of money market funds, shares of registered open-end investment companies other THAN REPORTABLE FUNDS, and shares of unit investment trusts that are invested exclusively in one or more open-end Funds that are not Reportable Funds. Reportable Fund means (a) any series of Nationwide Mutual Funds or Nationwide Variable Insurance Trust; (b) any Fund for which an Advisory Affiliate serves as Investment Adviser; or (c) any Fund whose investment adviser (including sub-adviser) or Principal Underwriter controls, is controlled by, or is under common control of any Advisory Affiliate.

Further, the above information is requested for all accounts/transactions over which you have any direct or indirect Beneficial Ownership. Please refer to Section A(4) "Beneficial Ownership" for a complete definition of a person who is regarded as the beneficial owner of Covered Securities.

Please consult the Compliance Department if you have any questions as to the reporting requirements.



NFD CODE OF ETHICS
MAY 18, 2007

                                                                       EXHIBIT C

                             ANNUAL HOLDINGS REPORT

         To the CCO:

       1. I have read and understand the Code and recognize that I am subject thereto in the capacity of an "Access Person."

       2. I hereby certify that, during the year ended December 31, 200__, I have complied with the requirements of the Code and I have reported all Covered Securities transactions, including transactions in REPORTABLE FUNDS, required to be reported pursuant to the Code.

       3. I hereby certify that I have no knowledge of the existence of any personal conflict of interest that may involve a Client, such as any economic relationship between my personal securities transactions and Covered Securities held or to be acquired by a Client.

       4. As of December 31, 200__, I had a direct or indirect Beneficial Ownership in the following Covered Securities:

--------------- -------------- --------------- ------------- ----------------- ------------------ ------------------ ---------------
                                                             Principal Amount  Type of Interest      Institution
   Title of        Type of        Security      Number of        Of Covered        (Direct or      Where Securities     Account
   Security       Security     Symbol / CUSIP     Shares         Security          Indirect)          are Held           Number
--------------- -------------- --------------- ------------- ----------------- ------------------ ------------------ ---------------

--------------- -------------- --------------- ------------- ----------------- ------------------ ------------------ ---------------

--------------- -------------- --------------- ------------- ----------------- ------------------ ------------------ ---------------

--------------- -------------- --------------- ------------- ----------------- ------------------ ------------------ ---------------

--------------- -------------- --------------- ------------- ----------------- ------------------ ------------------ ---------------

--------------- -------------- --------------- ------------- ----------------- ------------------ ------------------ ---------------

--------------- -------------- --------------- ------------- ----------------- ------------------ ------------------ ---------------

--------------- -------------- --------------- ------------- ----------------- ------------------ ------------------ ---------------

--------------- -------------- --------------- ------------- ----------------- ------------------ ------------------ ---------------




         Please Print Name: ________________________



NFD CODE OF ETHICS
MAY 18, 2007

       5. I hereby represent that I maintain the account(s) listed below in which Covered Securities are held for my direct or indirect benefit with the brokers, dealers or banks listed below.

       ---------------------------------------------------------------- ------------------------- --------------------------

                             Name of Institution                             Account Number           Date Established
       ---------------------------------------------------------------- ------------------------- --------------------------

       ---------------------------------------------------------------- ------------------------- --------------------------

       ---------------------------------------------------------------- ------------------------- --------------------------

       ---------------------------------------------------------------- ------------------------- --------------------------

       ---------------------------------------------------------------- ------------------------- --------------------------

       ---------------------------------------------------------------- ------------------------- --------------------------


Name:
       ----------------------------------------------------------------
Title:
        ---------------------------------------------------------------
Date Report Submitted:
                       ------------------------------------------------


         (*) The requested information should be provided for all Covered Securities. Covered Securities are all securities EXCEPT direct obligations of the United States government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of money market funds, shares of registered open-end investment companies other than Reportable Funds, shares of unit investment trusts that are invested exclusively in one or more open-end Funds that are not Reportable Funds. Reportable Fund means (a) any series of Nationwide Mutual Funds or Nationwide Variable Insurance Trust; (b) any Fund for which an Advisory Affiliate serves as Investment Adviser; or (c) any Fund whose investment adviser (including sub-adviser) or Principal Underwriter controls, is controlled by, or is under common control of any Advisory Affiliate.

         Further, the above information is requested for all accounts/transactions over which you have any direct or indirect Beneficial Ownership. Please refer to Section A(4) "Beneficial Ownership" for a complete definition of a person who is regarded as the beneficial owner of Covered Securities.



         Please consult the Compliance Department if you have any questions as to the reporting requirements.




NFD CODE OF ETHICS
MAY 18, 2007

                                                                    EXHIBIT D(1)

       Access Persons will not be subject to the Pre-clearance requirements under Section D(6), the Holding requirements under Section D(7), or the Blackout Period under Section D(8) with respect to the following securities:

       1. securities traded on a national exchange whose values are based upon the value or changes in value of broad based market indices(2);

       2. options contracts traded on a national exchange on (a) securities described in item 1 or (b) broad based market indices(2); and

       3. the following specifically enumerated securities traded on a national securities exchange:

        --------------------------------------------------------------------------------------
                                 NAME                                               SYMBOL
        --------------------------------------------------------------------------------------
        AMEX Airline Index                                                           XAL
        --------------------------------------------------------------------------------------
        AMEX Biotechnology Index                                                     BTK
        --------------------------------------------------------------------------------------
        AMEX Biotech-Pharmaceutical Index                                            BPI
        --------------------------------------------------------------------------------------
        AMEX China Index                                                             CZH
        --------------------------------------------------------------------------------------
        AMEX Computer Hardware Index                                                 HWI
        --------------------------------------------------------------------------------------
        AMEX Consumer Discretionary Select Sct I                                     IXY
        --------------------------------------------------------------------------------------
        AMEX Defense Index                                                           DFI
        --------------------------------------------------------------------------------------
        AMEX Deutschebank Energy Index                                               DXE
        --------------------------------------------------------------------------------------
        AMEX Disk Drive Index                                                        DDX
        --------------------------------------------------------------------------------------
        AMEX Energy Industry Cpn Bskt Val Index                                      MEB
        --------------------------------------------------------------------------------------
        AMEX Equal Weighted Pharmaceutical Index                                     DGE
        --------------------------------------------------------------------------------------
        AMEX Financial Select Sector Index                                           IXM
        --------------------------------------------------------------------------------------
        AMEX Gold BUGS Index                                                         HUI
        --------------------------------------------------------------------------------------
        AMEX Gold Miners Index                                                       GDM
        --------------------------------------------------------------------------------------
        AMEX Gold Mining Cmps PLUS Bskt Val Indx                                     DJG
        --------------------------------------------------------------------------------------
        AMEX Health Care Select Sector Index                                         IXV
        --------------------------------------------------------------------------------------
        AMEX Industrial 15 Index                                                     IXD
        --------------------------------------------------------------------------------------
        AMEX Industry Standard 100 Internet                                          XIS
        --------------------------------------------------------------------------------------
        AMEX Institutional Holdings Index                                            IXH
        --------------------------------------------------------------------------------------
        AMEX Institutional Index                                                     XII
        --------------------------------------------------------------------------------------
        AMEX International Market Index                                              ADR
        --------------------------------------------------------------------------------------
        AMEX Japan Index                                                             JPN
        --------------------------------------------------------------------------------------
        AMEX Major Market Index                                                      XMI
        --------------------------------------------------------------------------------------
        AMEX Materials Select Sector Index                                           IXB
        --------------------------------------------------------------------------------------
        AMEX Morgan Stanley Commodities Index                                        CRX
        --------------------------------------------------------------------------------------
        AMEX Morgan Stanley Consumer Index                                           CMR
        --------------------------------------------------------------------------------------
        AMEX Morgan Stanley Cyclical Index                                           CYC
        --------------------------------------------------------------------------------------

NFD CODE OF ETHICS
MAY 18, 2007

        --------------------------------------------------------------------------------------
                                 NAME                                               SYMBOL
        --------------------------------------------------------------------------------------
        AMEX N American Telecommunications Index                                     XTC
        --------------------------------------------------------------------------------------
        AMEX Natural Gas Index                                                       XNG
        --------------------------------------------------------------------------------------
        AMEX Networking Index                                                        NWX
        --------------------------------------------------------------------------------------
        AMEX Oil and Natural Gas Index                                               OGX
        --------------------------------------------------------------------------------------
        AMEX Oil Index                                                               XOI
        --------------------------------------------------------------------------------------
        AMEX Pharma. Index                                                           DRG
        --------------------------------------------------------------------------------------
        AMEX Securities Broker/Dealer Index                                          XBD
        --------------------------------------------------------------------------------------
        AMEX Select Ten Index                                                        XST
        --------------------------------------------------------------------------------------
        AMEX Select Utility Index                                                    UUO
        --------------------------------------------------------------------------------------
        AMEX Semiconductor Index                                                     SIS
        --------------------------------------------------------------------------------------
        AMEX Semiconductor Industry PLUS                                             IIB
        --------------------------------------------------------------------------------------
        AMEX Smcndctr Indtry PLUS Bskt Val Idx                                       SDD
        --------------------------------------------------------------------------------------
        AMEX Spade Defense Index                                                     DXS
        --------------------------------------------------------------------------------------
        AMEX StockCar Stocks Index                                                   RCE
        --------------------------------------------------------------------------------------
        AMEX Tobacco Index                                                           TOB
        --------------------------------------------------------------------------------------
        AMEX Utilities Select Sector Index                                           IXU
        --------------------------------------------------------------------------------------
        CBOE 10-Year Treasury Note                                                   TNX
        --------------------------------------------------------------------------------------
        CBOE 13-Week Treasury Bill                                                   IRX
        --------------------------------------------------------------------------------------
        CBOE 30-Year Treasury Bond                                                   TYX
        --------------------------------------------------------------------------------------
        CBOE 5-Year Treasury Note                                                    FVX
        --------------------------------------------------------------------------------------
        CBOE Asia 25 Index Options                                                   EYR
        --------------------------------------------------------------------------------------
        CBOE China Index Options                                                     CYX
        --------------------------------------------------------------------------------------
        CBOE Euro 25 Index Options                                                   EOR
        --------------------------------------------------------------------------------------
        CBOE Gold Index Options                                                      GOX
        --------------------------------------------------------------------------------------
        CBOE Internet Index Options                                                  INX
        --------------------------------------------------------------------------------------
        CBOE Mexico Index Options                                                    MEX
        --------------------------------------------------------------------------------------
        CBOE Oil Index Options                                                       OIX
        --------------------------------------------------------------------------------------
        CBOE Technology Index                                                        TXX
        --------------------------------------------------------------------------------------
        Cohen & Steers REIT Index                                                    RMP
        --------------------------------------------------------------------------------------
        CSFB Technology Index                                                        CTN
        --------------------------------------------------------------------------------------
        Dow Jones Equity REIT Index                                                  DJR
        --------------------------------------------------------------------------------------
        Dow Jones Industrial Average                                                 DJX
        --------------------------------------------------------------------------------------
        Dow Jones Internet Commerce Index                                            ECM
        --------------------------------------------------------------------------------------
        Dow Jones Transportation Average                                             DTX
        --------------------------------------------------------------------------------------
        Dow Jones Utility Average                                                    DUX
        --------------------------------------------------------------------------------------
        Dynamic Large Cap Growth Intellidex                                          ILH
        --------------------------------------------------------------------------------------
        Dynamic Large Cap Value Intellidex                                           ILW
        --------------------------------------------------------------------------------------
        Dynamic Mid Cap Growth Intellidex                                            ILJ
        --------------------------------------------------------------------------------------
        Dynamic Mid Cap Value Intellidex                                             ILP
        --------------------------------------------------------------------------------------
        Dynamic Small Cap Growth Intellidex                                          ILK
        --------------------------------------------------------------------------------------

NFD CODE OF ETHICS
MAY 18, 2007

        --------------------------------------------------------------------------------------
                                 NAME                                               SYMBOL
        --------------------------------------------------------------------------------------
        Dynamic Small Cap Value Intellidex                                           ILZ
        --------------------------------------------------------------------------------------
        America's Fastest Growing Companies LargeCap 50 Index                        FGL
        --------------------------------------------------------------------------------------
        FORTUNE E-50 Index                                                           FEX
        --------------------------------------------------------------------------------------
        GSTI(TM)Composite Index Options                                              GTC
        --------------------------------------------------------------------------------------
        GSTI(TM)Hardware Index Options                                               GHA
        --------------------------------------------------------------------------------------
        GSTI(TM)Internet Index Options                                               GIN
        --------------------------------------------------------------------------------------
        GSTI(TM)Multimedia Networking Index Options                                  GIP
        --------------------------------------------------------------------------------------
        GSTI(TM)Semiconductor Index Options                                          GSM
        --------------------------------------------------------------------------------------
        GSTI(TM)Services Index Options                                               GSV
        --------------------------------------------------------------------------------------
        GSTI(TM)Software Index Options                                               GSO
        --------------------------------------------------------------------------------------
        Halter USX China Index                                                       HXC
        --------------------------------------------------------------------------------------
        iShares Cohen & Steers Realty Majors                                         ICF
        --------------------------------------------------------------------------------------
        iShares Dow Jones Transportation Average Index Fund                          IYT
        --------------------------------------------------------------------------------------
        iShares Dow Jones U.S. Consumer Goods Sector Index Fund                      IYK
        --------------------------------------------------------------------------------------
        iShares Dow Jones U.S. Consumer Services Sector Index Fund                   IYC
        --------------------------------------------------------------------------------------
        iShares Dow Jones US Basic Materials                                         IYM
        --------------------------------------------------------------------------------------
        iShares Dow Jones US Financial Sector                                        IYF
        --------------------------------------------------------------------------------------
        iShares Dow Jones US Financial Services                                      IYG
        --------------------------------------------------------------------------------------
        iShares Dow Jones US Healthcare                                              IYH
        --------------------------------------------------------------------------------------
        iShares Dow Jones US Real Estate                                             IYR
        --------------------------------------------------------------------------------------
        iShares Dow Jones US Technology                                              IYW
        --------------------------------------------------------------------------------------
        iShares Dow Jones US Total Market                                            IYY
        --------------------------------------------------------------------------------------
        iShares Dow Jones US Utilities                                               IDU
        --------------------------------------------------------------------------------------
        iShares FTSE/Xinhua Index Fund                                               FXI
        --------------------------------------------------------------------------------------
        iShares Goldman Sachs Natural Resources                                      IGE
        --------------------------------------------------------------------------------------
        iShares Goldman Sachs Networking                                             IGN
        --------------------------------------------------------------------------------------
        iShares Goldman Sachs Semiconductor                                          IGW
        --------------------------------------------------------------------------------------
        iShares Goldman Sachs Software                                               IGV
        --------------------------------------------------------------------------------------
        iShares Goldman Sachs Technology                                             IGM
        --------------------------------------------------------------------------------------
        iShares GS $ InvesTopTM Corporate Bond Fund                                  LQD
        --------------------------------------------------------------------------------------
        iShares Lehman 20+ Year Treasury Bond Fund                                   TLT
        --------------------------------------------------------------------------------------
        iShares Lehman Aggregate Bond Fund                                           AGG
        --------------------------------------------------------------------------------------
        iShares MSCI Emerging Markets                                                EEM
        --------------------------------------------------------------------------------------
        iShares MSCI-Australia                                                       EWA
        --------------------------------------------------------------------------------------
        iShares MSCI-Brazil                                                          EWZ
        --------------------------------------------------------------------------------------
        iShares MSCI-Canada                                                          EWC
        --------------------------------------------------------------------------------------
        iShares MSCI-EAFE                                                            EFA
        --------------------------------------------------------------------------------------

NFD CODE OF ETHICS
MAY 18, 2007

        --------------------------------------------------------------------------------------
                                 NAME                                               SYMBOL
        --------------------------------------------------------------------------------------
        iShares MSCI-EMU                                                             EZU
        --------------------------------------------------------------------------------------
        iShares MSCI-France                                                          EWQ
        --------------------------------------------------------------------------------------
        iShares MSCI-Germany                                                         EWG
        --------------------------------------------------------------------------------------
        iShares MSCI-Hong Kong                                                       EWH
        --------------------------------------------------------------------------------------
        iShares MSCI-Japan                                                           EWJ
        --------------------------------------------------------------------------------------
        iShares MSCI-Malaysia                                                        EWM
        --------------------------------------------------------------------------------------
        iShares MSCI-Pacific Ex-Japan                                                EPP
        --------------------------------------------------------------------------------------
        iShares MSCI-Singapore                                                       EWS
        --------------------------------------------------------------------------------------
        iShares MSCI-Taiwan                                                          EWT
        --------------------------------------------------------------------------------------
        iShares MSCI-U.K.                                                            EWU
        --------------------------------------------------------------------------------------
        iShares Nasdaq Biotechnology                                                 IBB
        --------------------------------------------------------------------------------------
        iShares Russell Midcap Growth Index Fund                                     IWP
        --------------------------------------------------------------------------------------
        iShares Russell Midcap Index Fund                                            IWR
        --------------------------------------------------------------------------------------
        iShares Russell Midcap Value Index Fund                                      IWS
        --------------------------------------------------------------------------------------
        iShares S&P Global Financial Sector                                          IXG
        --------------------------------------------------------------------------------------
        iShares S&P Global Healthcare Sector                                         IXJ
        --------------------------------------------------------------------------------------
        iShares S&P Global Information Technology Sector                             IXN
        --------------------------------------------------------------------------------------
        iShares S&P Global Telecommunications Sector                                 IXP
        --------------------------------------------------------------------------------------
        iShares S&P Latin America 40                                                 ILF
        --------------------------------------------------------------------------------------
        KBW Capital Markets Index                                                    KSX
        --------------------------------------------------------------------------------------
        KBW Insurance Index                                                          KIX
        --------------------------------------------------------------------------------------
        Lehman Bros 10 Uncmmn Val Idx 2003                                           UVO
        --------------------------------------------------------------------------------------
        Lehman Brothers 10 Uncommon (1999)                                           UVL
        --------------------------------------------------------------------------------------
        Lehman Brothers 10 Uncommon (2000)                                           UVI
        --------------------------------------------------------------------------------------
        Lehman Brothers 10 Uncommon (2001)                                           UVT
        --------------------------------------------------------------------------------------
        Lehman Brothers Financial Index                                              UFX
        --------------------------------------------------------------------------------------
        Mergent Dividend Achiever 50 Index                                           DAY
        --------------------------------------------------------------------------------------
        Mergent Dividend Achievers Index                                             DAA
        --------------------------------------------------------------------------------------
        Merrill Lynch Global Market Index                                            GLI
        --------------------------------------------------------------------------------------
        Merrill Lynch Slct Sctr SPDR Grwth                                           GWI
        --------------------------------------------------------------------------------------
        Merrill Lynch Stable Growth Index                                            XS
        --------------------------------------------------------------------------------------
        Merrill Lynch Technology 100 Index                                           MLO
        --------------------------------------------------------------------------------------
        Merrill Lynch Top Ten Yield Index                                            XMT
        --------------------------------------------------------------------------------------
        MidCap SPDRS                                                                 MDY
        --------------------------------------------------------------------------------------
        Morgan Stanley Biotech Index Options                                         MVB
        --------------------------------------------------------------------------------------
        Morgan Stanley Commodity Related                                             CRX
        --------------------------------------------------------------------------------------
        Morgan Stanley Health Care Payors                                            HMO
        --------------------------------------------------------------------------------------
        Morgan Stanley Health Care Products                                          RXP
        --------------------------------------------------------------------------------------
        Morgan Stanley Health Care Provider                                          RXH
        --------------------------------------------------------------------------------------
        Morgan Stanley Internet Index                                                MOX
        --------------------------------------------------------------------------------------

NFD CODE OF ETHICS
MAY 18, 2007

        --------------------------------------------------------------------------------------
                                 NAME                                               SYMBOL
        --------------------------------------------------------------------------------------
        Morgan Stanley Multinational Company Index                                   NFT
        --------------------------------------------------------------------------------------
        Morgan Stanley Oil Services Options                                          MGO
        --------------------------------------------------------------------------------------
        Morgan Stanley REIT Index                                                    RMS
        --------------------------------------------------------------------------------------
        Morgan Stanley Retail Index Options                                          MVR
        --------------------------------------------------------------------------------------
        Morgan Stanley Technology Index                                              MSH
        --------------------------------------------------------------------------------------
        PHLX Defense SectorSM                                                        DFX
        --------------------------------------------------------------------------------------
        PHLX Drug SectorSM                                                           RXS
        --------------------------------------------------------------------------------------
        PHLX Europe SectorSM                                                         XEX
        --------------------------------------------------------------------------------------
        PHLX Housing SectorSM                                                        HGX
        --------------------------------------------------------------------------------------
        PHLX Oil Service SectorSM                                                    OSX
        --------------------------------------------------------------------------------------
        PHLX Semiconductor SectorSM                                                  SOX
        --------------------------------------------------------------------------------------
        PHLX TheStreet.com Internet Sector                                           DOT
        --------------------------------------------------------------------------------------
        PHLX Utility SectorSM                                                        UTY
        --------------------------------------------------------------------------------------
        PHLX/KBW Bank Index                                                          BKX
        --------------------------------------------------------------------------------------
        Select Sector SPDR-Consumer Discretionary                                    XLY
        --------------------------------------------------------------------------------------
        Select Sector SPDR-Financial                                                 XLF
        --------------------------------------------------------------------------------------
        Select Sector SPDR-Health Care                                               XLV
        --------------------------------------------------------------------------------------
        Select Sector SPDR-Materials                                                 XLB
        --------------------------------------------------------------------------------------
        Select Sector SPDR-Technology                                                XLK
        --------------------------------------------------------------------------------------
        Select Sector SPDR-Utilities                                                 XLU
        --------------------------------------------------------------------------------------
        SIG Cable, Media & Entertainment IndexTM                                     SCQ
        --------------------------------------------------------------------------------------
        SIG Casino Gaming IndexTM                                                    SGV
        --------------------------------------------------------------------------------------
        SIG Education IndexTM                                                        ESU
        --------------------------------------------------------------------------------------
        SIG Footwear & Athletic IndexTM                                              FSQ
        --------------------------------------------------------------------------------------
        SIG Investment Managers IndexTM                                              SMQ
        --------------------------------------------------------------------------------------
        SIG Restaurant IndexTM                                                       DSQ
        --------------------------------------------------------------------------------------
        SIG Semiconductor Capital Equipment IndexTM                                  SEZ
        --------------------------------------------------------------------------------------
        SIG Semiconductor Device IndexTM                                             SDL
        --------------------------------------------------------------------------------------
        SIG Specialty Retail IndexTM                                                 RSQ
        --------------------------------------------------------------------------------------
        SIG Steel Producers Index                                                    STQ
        --------------------------------------------------------------------------------------
        Standard & Poor's Depositary Receipts (SPDR)                                 SPY
        --------------------------------------------------------------------------------------

NFD CODE OF ETHICS
MAY 18, 2007

        --------------------------------------------------------------------------------------
                                 NAME                                               SYMBOL
        --------------------------------------------------------------------------------------
        streetTRACKS Dow Jones Global Titans 50 Index                                DGT
        --------------------------------------------------------------------------------------
        streetTRACKS Dow Jones US LargeCap Growth                                    ELG
        --------------------------------------------------------------------------------------
        streetTRACKS Dow Jones US LargeCap Value                                     ELV
        --------------------------------------------------------------------------------------
        streetTRACKS Dow Jones US SmallCap Growth                                    DSG
        --------------------------------------------------------------------------------------
        streetTRACKS Dow Jones US SmallCap Value                                     DSV
        --------------------------------------------------------------------------------------
        streetTRACKS Morgan Stanley Technology                                       MTK
        --------------------------------------------------------------------------------------
        streetTRACKS Wilshire REIT                                                   RWR
        --------------------------------------------------------------------------------------
        The Dow Industrials DIAMONDS                                                 DIA
        --------------------------------------------------------------------------------------
        The WilderHill Clean Energy Index                                            ECO
        --------------------------------------------------------------------------------------

(1)  SUBJECT TO CHANGE AT THE DISCRETION OF THE FIRM.

(2) For the purposes of this Code, a broad based market index is one that tracks 100 or more underlying securities.















NFD CODE OF ETHICS
MAY 18, 2007

                                                                       EXHIBIT E

                     PRIVATE PLACEMENT APPROVAL REQUEST FORM

     (ATTACH A COPY OF THE PRIVATE PLACEMENT MEMORANDUM, OFFERING MEMORANDUM
                      OR ANY OTHER RELEVANT DOCUMENTATION)

Name:_____________________  Employee ID: ____________Office Phone No.__________

E-mail_______________________  Department/Job Title:____________________________

1.   Name of the sponsor's corporation, partnership or other entity:
     __________________________________________________

2.   Name of the private placement______________________________________________
     ______________________________

3.   Is the sponsor's corporation, partnership or other entity: Private   Public

4.   Type of the security or fund:______________________________________________
     _______________________________

5. Nature of the participation (stockholder, selling agent, general partner, limited partner). Indicate all applicable.
     ___________________________________________________________________________

6. Have you received or will you receive "selling compensation" in connection with the transaction? Yes No (SELLING COMPENSATION MEANS ANY COMPENSATION PAID DIRECTLY OR INDIRECTLY FROM WHATEVER SOURCE IN CONNECTION WITH OR AS A RESULT OF THE PURCHASE OR SALE OF A SECURITY, THOUGH NOT LIMITED TO, COMMISSIONS, FINDERS FEES, SECURITIES, RIGHTS TO PARTICIPATE IN PROFITS, TAX BENEFITS, OR DISSOLUTION PROCEEDS, AS A GENERAL PARTNER OR OTHERWISE, OR EXPENSE REIMBURSEMENT)

If yes, describe the nature of compensation:
___________________________________________________________________

7.   Planned date of transaction: _________________________________________
     ____________________________________

8.   Size of offering (if a fund, size of fund)_________________________________
     ___________________________________

9. Size of your participation (number of units/shares and total dollar amount) _________________________________________

10.  Your participation as a percentage of total shares or units outstanding:
     ____________________________________________

11.  Does/Will the investment carry limited or unlimited liability?
     Limited      Unlimited

12.  Will the investment require any use of premises, facilities or materials of
     the Firm or any of its affiliates? Yes   No

If yes, please describe:
________________________________________________________________________________

13. Have you or do you intend to recommend, refer or solicit others in any way in connection with this investment? Yes No

14.  Is the Firm or any of its affiliates in any way involved? Yes No

If yes, please describe.
________________________________________________________________________________

15. Describe the business to be conducted by the issuer of the private placement? ______________________________________

16. If the private placement is a Fund, describe its investment objective (value, growth, core or specialty).
     __________________

NFD CODE OF ETHICS
MAY 18, 2007

17. Has this private placement been made available to any Nationwide Mutual Fund or any Managed Account of an affiliate of NFD where either you or the person you report to exercises investment discretion? Yes No If no, state why.
     ___________________________________________________________________________

18. If the answer to question 17 is "Yes" please describe which Fund or Managed Account. _____________________________

19. Do you participate or do you plan to participate in any investment decision for the private placement? Yes No If yes, please describe.
     ___________________________________________________________________________

20. Do you participate or do you plan to participate in the management of the sponsor? Yes No.

If yes, state title and give description of duties.
_______________________________________________________________

21.  Describe how you became aware of this private placement.
     __________________________________________________

22.  To the best of your knowledge, will this private placement result in an
     initial public offering within the next 12-18 months?   Yes   No

PLEASE NOTE: AN OUTSIDE BUSINESS ACTIVITY DISCLOSURE MUST ALSO BE FILED IN ADVANCE WITH COMPLIANCE BY ANY EMPLOYEE INTENDING TO HOLD A MANAGEMENT POSITION IN ANY BUSINESS OTHER THAN WITH THE FIRM.

By signing below, I certify that my responses to this form are true and correct to the best of my knowledge. I will report any changes in this information promptly, in writing, to my designated manager and to Compliance and will obtain written acknowledgement or approval as required by Firm policy before any additional involvement such as participation in additional sales, holdings, compensation or participation in the company's management or before engaging in any future private securities transactions. I hereby confirm that any private securities transaction described in this questionnaire is unrelated to and beyond the scope of my employment by the Firm. Notwithstanding the immediate preceding sentence, I understand that regulations and Firm policy require that I obtain the Firm's consent to any private securities transaction, and I acknowledge that such consent, if granted, is revocable at any time and is subject to my understanding and acknowledgement that such private securities transaction is in no way sponsored by the Firm and shall give rise to no liability on the part of the Firm whatsoever, whether by way of indemnification, insurance or otherwise.

Employee Signature __________________________________________  Date ____________



NFD CODE OF ETHICS
MAY 18, 2007

                                                                       EXHIBIT F


                    NATIONWIDE 401(K) SAVINGS PLAN DISCLOSURE

        __ I currently participate in the Nationwide 401(k) Savings Plan

        __ I do not participate in the Nationwide 401(k) Savings Plan


I understand that should I elect the self-directed brokerage option offered through the Nationwide 401(k) program, this is considered a covered account under the Code and that all transactions in Covered Securities must be pre-cleared. Should I elect in the future to open this self-directed brokerage account, I understand that I must obtain pre-approval from the Firm's Compliance Department.

By signing below I authorize the Firm's Chief Compliance Officer or his designee to review transaction activity for any benefit plan offered to me by Nationwide I understand that this monitoring is required to conform with the Code policy requirement prohibiting Market Timing, and to comply with the SEC's objective for enhanced disclosure.



      ------------------------------------
      Print Name

      ------------------------------------
      Signature

      ------------------------------------
      Date








NFD CODE OF ETHICS
MAY 18, 2007

                                                                       EXHIBIT G

                       NEW BROKERAGE ACCOUNT APPROVAL FORM

         Please complete this form to establish a new account for which you will have beneficial ownership. Please make additional copies of this page as necessary, in order to include information for any new account you wish to establish. Please submit the completed form to the Compliance Department.

         You will be notified via e-mail regarding the status of your request.

         Print Name:   _________________________________________________________

         I would like to open an account to be held by the following institution:

         -----------------------------------------------------------------------

         The account will be titled in the name(s) as follows:

         -----------------------------------------------------------------------

         Employee's relationship to the account owner:

         -----------------------------------------------------------------------

         This account is NOT independently managed; I am involved in the investments decisions.

         This account is independently managed; I do not have investment discretion or authority..

         Name of the Investment Manager and relationship, if any :______________



         EMPLOYEE'S SIGNATURE:________________________  DATE:___________________

         As a reminder, you are required to ensure that the Compliance Department received duplicate copies of all statements. Statements should be sent directly from the financial institution to the following address:


                             NATIONWIDE FUNDS GROUP

                           C/O: COMPLIANCE DEPARTMENT

                                  P.O. BOX 578

                             CONSHOHOCKEN, PA 19428


NFD CODE OF ETHICS
MAY 18, 2007

                                                                       EXHIBIT H

                 CERTIFICATION OF REBUTTAL OF ACCESS PRESUMPTION



I, _____________________, do hereby certify and affirm that:

1).  I serve as _____________________________ and am also _____________________.
                    (insert position with                   (insert position
                    Principal Underwriter)                   with Affiliate)

2).  During the immediate prior calendar year:

     a) I have not, with respect to any Client2 account, obtained or sought to obtain information regarding the Client's purchase or sale of securities.

     b) I have not, with respect to any Reportable Fund, made, participated in, obtained or sought to obtain information about, the purchase or sale of a Covered Security or related recommendations;

     c) My regular functions and duties have not, with respect to Reportable Funds, related to such recommendations, purchases or sales;

     d) I have not been involved in making securities recommendations to Firm Clients nor have I obtained, or sought to obtain information about any such recommendations which are non-public; and

     e) I am aware of and have complied with all provisions of the Code that are relevant to me and with any policies and procedures of the Firm and its affiliates relevant to the control of sensitive information about Client accounts or Firm recommendations to which I may be subject. I further agree to continue to comply with all such policies and procedures, as they may be amended from time to time.

3). If any of the representations set forth in 2(a) through (e) above ceases to be true, I will inform the Firm's CCO promptly, and unless otherwise notified by the CCO, will comply with the relevant Code requirements applicable to Access Persons.

4). I recognize that I am providing this certification in order to allow the CCO to consider my designation as an Exempt-Access Person. I have read, understand and agree to abide by the Firm's Code, and in particular, those provisions of the Code relevant to Exempt-Access Persons.


      ------------------------------------
      Print Name

      ------------------------------------
      Signature

      ------------------------------------
      Date


------------
2 Capitalized terms have the meaning assigned to them by the Firm's Code of Ethics. For convenience, relevant definitions appear in the attached Glossary.

NFD CODE OF ETHICS
MAY 18, 2007

                                    GLOSSARY

1). "Access Person" means any director, officer, or Advisory Person of NFD as well as any other person that the Chief Compliance Officer ("CCO") determines to be an Access Person. An Access Person shall not include any person who the CCO determines to be an Exempt-Access Person. The CCO maintains records of the status of all relevant persons under the Code, and will inform each such person about that person's status as necessary.

2).  "Advisory Affiliate" means Nationwide Fund Advisors

3). "Chief Compliance Officer" or "CCO" means the Chief Compliance Officer for NFD or the CCO's designee, as applicable.

4). "Client" means any investment company registered under the Act or any series of a registered investment company for whom NFD acts as distributor or principal underwriter.

5).  "Covered Person" means any Access Person or Exempt-Access Person.

6). "Covered Security" means a security as defined in Section 2(a)(36) of the Act, except that it shall not include direct obligations of the United States government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of money market funds, shares of registered open-end investment companies, (other than Reportable Funds as defined in A(15)) and shares of unit investment trusts that are exclusively invested in one or more open-end Funds that are not Reportable Funds. "Fund" means an investment company registered under the Act.

7). "Exempt-Access Persons." The Firm's officers, directors, and other related persons are presumed to be Access Persons for purposes of the Rules. However, certain persons, such as certain officers, directors of the Firm, or other persons, such as temporary employees, often do not have actual access to investment or portfolio information or participate in the recommendation process. Where the CCO has determined that the relevant director, officer, or temporary employee: (1) does not meet the definition of "Advisory Person;" (2) does not otherwise have access to non-public information with respect to Client holdings, transactions or securities recommendations; and (3) is not involved in the recommendation process, the CCO may determine to treat such person as an "Exempt-Access Person" for purposes of this Code. Exempt-Access Persons must, prior to being so designated and at least annually thereafter, certify to the CCO, in the form attached as Exhibit H, as to the relevant facts and circumstances that formed the basis of the CCO's above-described determination.



NFD CODE OF ETHICS
MAY 18, 2007

8). "Purchase or sale of a Covered Security" includes, among other things, the writing of an option to purchase or sell a Covered Security.

9).  "Reportable Fund" means

     (a) any series of Nationwide Mutual Funds or Nationwide Variable Insurance Trust;

     (b) any Fund for which an Advisory Affiliate serves as an investment adviser; or

     (c) any Fund whose investment adviser (including sub-advisers) or Principal Underwriter controls, is controlled by, or is under common control with any Advisory Affiliate.







NFD CODE OF ETHICS
MAY 18, 2007
PAGE 35